Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MONTHLY OPERATING REPORT

Reporting Period: April 4, 2021 – May 1, 2021

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Anthony M. Saccullo
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

Notes to the Monthly Operating Report (“MOR”)

Reporting Period: April 4, 2021 – May 1, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. on December 3, 2020. Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report on a fiscal month basis (this “MOR”) for the period from April 4, 2021 through May 1, 2021.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that this financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future reconciliation and adjustment (which may be material). However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The Debtors entered into an Asset Purchase Agreement to sell substantially all of the Debtors’ assets to Terramar Capital, LLC (the “Buyer”) effective 11:59 p.m. on January 30, 2021 (the “Sale Transaction”).

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from April 4, 2021 to May 1, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-1a:

Amounts listed are the bank balances as of the close of business on May 1, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under the Debtors’ proposed chapter 11 plan of liquidation [D.I. 737] (as may be amended, altered, or modified, the “Plan”). The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Debtors’ proposed Plan is confirmed by the Bankruptcy Court and goes effective and all deadlines to file claims and requests for payment of administrative expenses have passed. The Debtors continue to reconcile claims that have been, or may be, in whole or in part, satisfied through the Sale Transaction consummated in these cases and related transactions and or agreements. Future MORs will reflect these continuing reconciliation efforts. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-1

Schedule of Cash Receipts and Disbursements

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

						Cumulative[1]
#		FCI	FSC	FHC	FLLC	4/4/21 - 5/1/21
1	Receipts
2	Credit Card and Cash Receipts[2]	$-	$-	$2,260,450	$-	$2,260,450
3	Inventory Liquidation	-	-	-	-	-
4	Federal Tax Refund	-	-	-	-	-
5	Total Receipts	$-	$-	$2,260,450	$-	$2,260,450

6	Operating Disbursements
7	Payroll & Taxes[3]	20,208	1,734	-	-	21,942
8	Rent[4]	14,992	-	-	-	14,992
9	Inventory	-	-	-	-	-
10	Sales Tax[5]	9,128	-	-	-	9,128
11	Merchant Fees	-	-	-	-	-
12	Employee Benefits	-	-	-	-	-
13	Marketing	-	-	-	-	-
14	Professional/Computer Services[6]	-	8,641	-	-	8,641
15	Other A/P[7]	235,193	3,822	-	-	239,014
16	Total Operating Disbursements	279,520	14,197	-	-	293,717
17	Net Cash Flow from Operations	$(279,520)	$(14,197)	$2,260,450	$-	$1,966,733

18	Non-Operating Disbursements / (Receipts)
19	Debt Service	-	-	-	-	-
20	State Taxes	-	-	-	-	-
21	Federal Taxes	-	-	-	-	-
22	CapEx	-	-	-	-	-
23	Tenant Allowance	-	-	-	-	-
24	Total Non-Operating Disbursements / (Receipts)	-	-	-	-	-
25	Net Cash Flow Before Restructuring	$(279,520)	$(14,197)	$2,260,450	$-	$1,966,733

26	Restructuring Related Disbursements
27	Professional Fees[8]	-	151,951	-	-	151,951
28	Credit Card Program Deposits	-	-	-	-	-
29	Utility Deposit and Other Reserves	-	-	-	-	-
30	503(b)(9) and Critical Vendor Payments	-	-	-	-	-
31	KEIP/KERP	-	-	-	-	-
32	UST Fees	-	-	-	-	-
33	DIP Fees & Interest - Term	-	-	-	-	-
34	DIP Fees & Interest - Revolver	-	-	-	-	-
35	Prepetition Term Loan Repayment	-	-	-	-	-
36	Cure Costs	-	-	-	-	-
37	Funding to Professional Fee Account	-	-	-	-	-
38	Total Restructuring Related Disbursements	-	151,951	-	-	151,951
39	Net Cash Flow	$(279,521)	$(166,148)	$2,260,450	$-	$1,814,782

40	Beginning Cash Balance	$2,210,217	$(287,255)	$5,805,289	$-	$7,728,251
41	Net Cash Flow	(279,521)	(166,148)	2,260,450	-	1,814,782
42	Borrowings	-	-	-	-	-
43	Repayments	-	-	-	-	-
44	Intercompany	-	800,000	(800,000)	-	-
45	Change in deposits in transfer	-	-	-	-	-
46	Ending Cash Balance	$1,930,696	$346,597	$7,265,739	$-	$9,543,033

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2]	Credit card and cash receipts includes $2.3M return of purchase price escrow following working capital adjustment finalization.
[3]	Payroll & taxes include payment of $22K of payroll taxes for Q1 2021.
[4]	Rent disbursements include $15K of January 2021 rent catch up payments.
[5]	Sales taxes include $9K January 2021 sales tax payments.
[6]	Professional/computer services disbursements include $9K of payments to technology service providers.
[7]	FCI Other AP disbursements primarily include payments to one telecommunications vendor, as well as property tax and utility payments. FSC Other AP disbursements include utility payments and gift card fees.
[8]	Restructuring professional fees reflects $152K payment to claims agent from FSC operating account 8238.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

#	Debtor Entity	Account Number (Last 4 Digits)	Bank	Account Type	Period Ended 5/1/2021[1]
1	FHC Collections, Inc.	4644	Chase	Checking[2]	1,930,696
2	FHC Collections, Inc.	4669	Chase	Checking	-
3	FHC Holdings Corporation	9350	Chase	Checking	7,265,739
4	FHC Services Corporation	8238	Chase	Checking[3]	346,597

5		Reported Cash and Cash Equivalents at 4/3/2021			$9,543,033

6	FHC Services Corporation	5317	Chase	Professional Fee Account[4]	1,935,579

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2]	Excludes $(104,499) of cash on bank statement that is property of the Buyer. Includes $107,104 of outstanding checks not included on bank statement.
[3]	Excludes $499,422 of cash on bank statement that is property of the Buyer. Includes $69,718 of outstanding checks not included on bank statement.
[4]	Professional Fee Account is included in restricted cash on Debtors' Balance Sheet. Other restricted cash accounts are not included on MOR-1a.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: April 4, 2021 – May 1, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts in April.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

			Period Covered			Amount Paid this Period[1]		Amount Paid Case to Date
#	Payee	Role	Beginning Date	End Date	Payment Date	Fees	Expenses	Fees	Expenses
1	Bankruptcy Management Solutions, Inc.	Claims Agent	February 1, 2021	February 28, 2021	4/16/2021	$38,948	$152,627	$204,099	$606,301
	Total					$38,948	$152,627	$204,099	$606,301

Footnotes:

[1] Payment to Bankruptcy Management Solutions, Inc. includes $152K cash payment from FSC operating account 8238 and $40K application of retainer on file.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Consolidated
1	Net sales	$-	$-	$-	$-	$-
2	Cost of goods sold and occupancy costs[1]	40,349	-	-	-	40,349
3	Gross profit	(40,349)	-	-	-	(40,349)

4	Selling, general and administrative expenses[2]	1,380	264,501	-	-	265,881
5	(Loss) income from operations	(41,729)	(264,501)	-	-	(306,230)

6	Restructuring (expenses)[3]	-	(1,060,106)	-	-	(1,060,106)
7	Gain (loss) on assets[4]	158,987	(168,263)	-	-	(9,277)
8	Interest income (expense)	-	-	-	-	-
9	Other income (expense)[5]	(1,147)	-	-	-	(1,147)
10	(Loss) income before income tax expense	116,111	(1,492,870)	-	-	(1,376,760)

11	Income tax expense	-	-	-	-	-
12	Net (loss) income	$116,111	$(1,492,870)	$-	$-	$(1,376,760)

Footnotes:

[1]	FCI cost of goods sold & occupancy costs primarily represents a true-up to actuals for trash and utilities, 2020 property taxes and commercial activity taxes, and expense for January variable rent.
[2]	FSC selling, general and administrative ("SG&A") expenses are primarily related to D&O insurance expense and non-restructuring professional fees. FCI SG&A expenses are primarily related to expense adjustments for supplies and telephone.
[3]	Restructuring expenses includes $1.1M of restructuring professional fees.
[4]	FSC loss on assets of $168K includes $121K loss due to reduction in Sale Transaction purchase price from working capital adjustment and $47K net loss on deposits transferred as a part of the Sale Transaction. FCI gain on assets includes $159K gain as a result of the payment of lease cures.
[5]	FCI other expense includes a true-up of December 2020 and January 2021 sales taxes.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

Balance Sheet at 05/01/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$1,930,696	$346,597	$7,265,739	$-	$-	$9,543,033
2	Accounts receivable[1]	34,152,129	255,292,687	1,250,000	-	(255,292,687)	35,402,129
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	856,798	8,412,340	-	-	-	9,269,138
5	Total Current Assets	40,735,950	264,051,624	8,515,739	-	(259,089,015)	54,214,299

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,888	(1)	-	-	-	72,888
9	Total Assets	$40,808,839	$264,051,624	$8,515,739	$-	$(259,089,015)	$54,287,187

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,195,978	$18,947,894	$857,028	$-	$(255,292,687)	$23,708,212
11	Accrued liabilities[4]	188,681	240,538	-	-	-	429,219
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	54,804,944	101,918	-	-	-	54,906,862
14	Total Current Liabilities	314,189,603	19,290,351	857,028	-	(255,292,687)	79,044,293

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,178,030)	52,147,189	157,551,163	-	(520,322)	-
18	Total Liabilities	105,011,573	71,437,540	158,408,190	-	(255,813,009)	79,044,293

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,202,734)	184,004,545	(103,068,049)	-	5,333,534	22,067,296
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,202,734)	192,614,084	(149,892,451)	-	(3,276,005)	(24,757,106)

25	Total Liabilities And Stockholders' Equity	$40,808,839	$264,051,624	$8,515,739	$-	$(259,089,015)	$54,287,187

Footnotes:

[1]	Accounts receivable includes $34.0M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $140K of sales tax receivables.
[2]	Prepaid expenses and other current assets includes $774K of prepaid D&O insurance and restricted cash as detailed in the table below:

Entity	FCI	FCI	FSC	FSC	FSC
Account Description	Cure Escrow	Utility Deposit	Professional Fee	Stub Rent Escrow	D&O Insurence
Balance ($M)	$0.7	$0.2	$1.9	$3.7	$2.0

[3]	Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI.
[4]	FCI accrued liabilities includes $167K of accrued payroll taxes and $21K of accrued sales tax. FSC accrued liabilities includes $241K of accrued severance and payroll taxes.
[5]	Current portion of operating lease liabilities includes $29.9M of unpaid rent, $24.8M of lease rejection damages, and $243K of percent rent accruals. The leases associated with these liabilities are a part of ongoing negotiations and as such, the liability amount is subject to material change in future periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: April 4, 2021 – May 1, 2021

Anthony M. Saccullo hereby declares under penalty of perjury:

I am the Wind-Down Officer appointed by order of the United States Bankruptcy Court for the District of Delaware [D.I. 475] in the above-captioned case to oversee the bankruptcy of the debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information, and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

			Days Past Due[4]
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	>91 Days	Total
1	Combined Debtors[1][2][3]	$13,144	$13,254	$117,699	$18,163	$511,244	$673,504

Footnotes:

[1]	The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.
[2]	This summary does not include accruals or intercompany payables.
[3]	The postpetition accounts payable do not include any amounts for retained professionals.
[4]	The Debtors' accounts payable system has incorrect aging information. The Debtors have paid post-petition invoices as they come due.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

Accounts Receivable Reconciliation

#	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	Total Accounts Receivable[1][2]	$35,498,789	$(96,660)	$35,402,129

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)
2	Income Tax Receivables	$34,012,072	$-	$-	$-	$-	$34,012,072	$-	$34,012,072
3	Transaction Receivables[3]	1,250,000	-	-	-	-	1,250,000	-	1,250,000
4	Sales Tax Receivables	140,057	-	-	-	-	140,057	-	140,057
5	Total Accounts Receivable[1][2]	$35,402,129	$-	$-	$-	$-	$35,402,129	$-	$35,402,129

Footnotes:

[1]	Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.
[2]	This summary does not include any accrued fees, discounts or intercompany receivables.
[3]	Transaction receivables includes the $1.25M promissory note due December 31, 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

MOR-5

Debtor Questionnaire

Reporting Period: April 4, 2021 – May 1, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X1
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1 There are no employees or locations being operated by the Debtors as of February 1, 2021. As such, the only insurance policy of the Debtors in effect as of February 1, 2021, is the Debtors’ D&O insurance.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

Exhibit A

Balance Sheet by Legal Entity

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

Opening Balance Sheet at 04/04/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$2,210,217	$(287,255)	$5,805,289	$-	$-	$7,728,251
2	Accounts receivable[1]	34,248,789	255,348,944	1,250,000	-	(255,348,944)	35,498,789
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	856,798	10,984,763	-	-	-	11,841,560
5	Total Current Assets	41,112,131	266,046,452	7,055,289	-	(259,145,271)	55,068,601

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,888	12,094	-	-	-	84,983

9	Total Assets	$41,185,020	$266,058,546	$7,055,289	$-	$(259,145,271)	$55,153,584

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,406,945	$17,999,761	$857,028	$-	$(255,348,944)	$22,914,790
11	Accrued liabilities[4]	220,423	242,272	-	-	-	462,695
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	55,054,526	101,918	-	-	-	55,156,445
14	Total Current Liabilities	314,681,894	18,343,952	857,028	-	(255,348,944)	78,533,930

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,178,030)	53,607,640	156,090,713	-	(520,322)	-

18	Total Liabilities	105,503,864	71,951,591	156,947,740	-	(255,869,266)	78,533,930

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,318,844)	185,497,415	(103,068,049)	-	5,333,534	23,444,056
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,318,844)	194,106,954	(149,892,451)	-	(3,276,005)	(23,380,346)

25	Total Liabilities And Stockholders' Equity	$41,185,020	$266,058,546	$7,055,289	$-	$(259,145,271)	$55,153,584

Footnotes:

[1]	Accounts receivable include $34.0M of income tax receivables, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $237K of sales tax receivables.
[2]	Prepaid expenses and other current assets include $970K of prepaid assets (primarily related to D&O insurance) and restricted cash as detailed in the table below:

Entity	FCI	FCI	FSC	FSC	FSC	FSC
Account Description	Cure Escrow	Utility Deposit	Professional Fee	Stub Rent Escrow	Purchase Price Escrow	D&O Insurance
Balance ($M)	$0.7	$0.2	$1.9	$3.7	$2.4	$2.0

[3]	Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI and $12K of store supply deposits held by FSC that will be used to offset future payments.
[4]	FCI accrued liabilities includes $188K of accrued payroll taxes and $33K of accrued sales tax. FSC accrued liabilities includes $242K of accrued severance and payroll taxes.
[5]	FCI current portion of operating lease liabilities includes $30.0M of unpaid rent, $24.8M of lease rejection damages, and $256K of percent rent accruals.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: April 4, 2021 – May 1, 2021
Debtors

Exhibit B

Disbursements by Legal Entity

Reporting Period: April 4, 2021 – May 1, 2021

($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]
1	FHC Holdings Corporation	FHC	20-13076	$-
2	FHC, LLC	FLLC	20-13077	-
3	FHC Collections, Inc.	FCI	20-13078	279,520
4	FHC Services Corporation	FSC	20-13079	166,148
5	Total			$445,668

[1] Includes disbursements made April 4, 2021 - May 1, 2021.